Case 1:19-cv-10698 Document 1 Filed 11/19/19 Page 1 of 25 UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK KELLY SMALL, ) ) Plaintiff, ) Case No. ) v. ) JURY TRIAL DEMANDED ) JAGGED PEAK ENERGY INC., JAMES J. ) KLECKNER, CHALES D. DAVIDSON, ) ROGER L. JARVIS, JANEEN S. JUDAH, ) MICHAEL C. LINN, ADRIANNA C. MA, ) JOHN R. SULT, S. WIL VANLOH JR., ) DHEERAJ VERMA, and BLAKE A. ) WEBSTER, ) ) Defendants. ) COMPLAINT FOR VIOLATION OF THE SECURITIES EXCHANGE ACT OF 1934 Plaintiff, Kelly Small, by his undersigned attorneys, for this complaint against Defendants, alleges upon personal knowledge with respect to himself, and upon information and belief based upon, inter alia, the investigation of counsel, as to all other allegations herein, as follows: NATURE OF THE ACTION 1. This is an action brought by Plaintiff against Jagged Peak Energy Inc. (“Jagged Peak” or the “Company”) and the members of the Company’s board of directors (collectively referred to as the “Board” or the “Individual Defendants” and, together with the Company, the “Defendants”) for their violations of Sections 14(a) and 20(a) of the Securities Exchange Act of 1934 (“Exchange Act”), 15 U.S.C. §§ 78n(a), 78t(a) respectively, and United States Securities and Exchange Commission (“SEC”) Rule 14a-9, 17 C.F.R. § 240.14a-9. Plaintiff’s claims arise in connection with the proposed acquisition of Jagged Peak by Parsley Energy, Inc. (“Parsley”). 2. On October 14, 2019, Jagged Peak and Parsley entered into an agreement and plan of merger (the “Merger Agreement”), pursuant to which Jackal Merger Sub, Inc., a wholly owned subsidiary of Parsley (“Merger Sub”), will be merged with and into Jagged Peak, with Jagged Peak 1

Case 1:19-cv-10698 Document 1 Filed 11/19/19 Page 2 of 25 surviving the merger (the “initial merger” and the surviving entity, the “First Interim Corporation”), and the First Interim Corporation will be merged with and into another wholly owned subsidiary of Parlsey (“LLC Sub”), with LLC Sub continuing as the surviving entity as a wholly owned subsidiary of Parsley (the “subsequent merger” and together with the initial merger, the “integrated mergers” or the “Proposed Transaction”). 3. Pursuant to the terms of the Merger Agreement, Jagged Peak’s shareholders will be entitled to receive 0.447 shares of Parlsey Class A common stock (the “Exchange Ratio” or the “Merger Consideration”). Based on the trading price of Parlsey Class A common stock at closing on the last day before the Proposed Transaction was announced, the Merger Consideration was worth approximately $7.59 per share of Jagged Peak common stock. 4. On or about November 5, 2019, in order to convince Jagged Peak’s public common stockholders to vote in favor of the Proposed Transaction, the Defendants authorized the filing of a materially incomplete and misleading S-4 Registration Statement (the “Registration Statement”) with the SEC, in violation of Sections 14(a) and 20(a) of the Exchange Act. 5. In particular, the Registration Statement contains materially incomplete and misleading information concerning the background of the Proposed Transaction and the valuation analyses performed by Jagged Peak’s financial advisors, Citigroup Global Markets Inc. (“Citi”) and RBC Capital Markets, LLC (“RBCCM” and together with Citi, the “Financial Advisors”) regarding the Proposed Transaction. 6. The Proposed Transaction is expected to close in the first quarter of fiscal 2020 and the special meeting of the Company’s shareholders to vote on the Proposed Transaction is scheduled for January 9, 2020. Therefore, it is imperative that the material information that has been omitted from the Registration Statement is disclosed prior to the special meeting, so Plaintiff can properly exercise his corporate voting rights. 2

Case 1:19-cv-10698 Document 1 Filed 11/19/19 Page 3 of 25 7. For these reasons, and as set forth in detail herein, Plaintiff asserts claims against Defendants for violations of Sections 14(a) and 20(a) of the Exchange Act and Rule 14a-9. Plaintiff seeks to enjoin Defendants from taking any steps to consummate the Proposed Transaction unless and until the material information discussed below is disclosed to Jagged Peak’s public common stockholders sufficiently in advance of the upcoming shareholder vote or, in the event the Proposed Transaction is consummated, to recover damages resulting from the Defendants’ violations of the Exchange Act. JURISDICTION AND VENUE 8. This Court has jurisdiction over all claims asserted herein pursuant to Section 27 of the 1934 Act because the claims asserted herein arise under Sections 14(a) and 20(a) of the 1934 Act and Rule 14a-9. 9. Personal jurisdiction exists over each Defendant either because the Defendant conducts business in or maintains operations in this District, or is an individual who is either present in this District for jurisdictional purposes or has sufficient minimum contacts with this District as to render the exercise of jurisdiction over each Defendant by this Court permissible under the traditional notions of fair play and substantial justice. “Where a federal statute such as Section 27 of the [Exchange] Act confers nationwide service of process, the question becomes whether the party has sufficient contacts with the United States, not any particular state.” Sec. Inv’r Prot. Corp. v. Vigman, 764 F.2d 1309, 1315 (9th Cir. 1985). “[S]o long as a defendant has minimum contacts with the United States, Section 27 of the Act confers personal jurisdiction over the defendant in any federal district court.” Id. at 1316. 10. Venue is proper in this District under Section 27 of the Exchange Act, 15 U.S.C. § 78aa, as well as 28 U.S.C. § 1391, because Defendants are found or are inhabitants or transact business in this District. Indeed, Jagged Peak’s common stock trades on the New York Stock 3

Case 1:19-cv-10698 Document 1 Filed 11/19/19 Page 4 of 25 Exchange (“NYSE”), which is headquartered in this District. See, e.g., United States v. Svoboda, 347 F.3d 471, 484 n.13 (2d Cir. 2003) (collecting cases). PARTIES 11. Plaintiff is, and has been continuously throughout all times relevant hereto, the owner of Jagged Peak common stock. 12. Defendant Jagged Peak, a Delaware Corporation, is an independent oil and natural gas exploration and production company with operations in the southern Delaware Basin, a sub- basing of the Permian Basin in West Texas. Jagged Peak has its principal executive offices located at 1401 Lawrence Street, Suite 1800, Denver, Colorado 80202. Jagged Peak’s common stock is traded on the New York Stock Exchange (“NYSE”) under the ticker symbol “JAG.” 13. Individual Defendant James J. Kleckner (“Kleckner”) is, and has been at all relevant times, the Company’s President and Chief Executive Officer and a director of the Company. 14. Individual Defendant Charles D. Davidson (“Davidson”) is, and has been at all relevant times, the Chairman of the Company’s Board of Directors. 15. Individual Defendant Roger L. Jarvis (“Jarvis”) is, and has been at all relevant times, a director of the Company. 16. Individual Defendant Janeen S. Judah (“Judah”), is and has been at all relevant times, a director of the Company. 17. Individual Defendant Michael C. Linn (“Linn”) is, and has been at all relevant times, a director of the Company. 18. Individual Defendant Adrianna C. Ma (“Ma”) is, and has been at all relevant times, a director of the Company. 19. Individual Defendant John R. Sult (“Sult”) is, and has been at all relevant times, a director of the Company. 4

Case 1:19-cv-10698 Document 1 Filed 11/19/19 Page 5 of 25 20. Individual Defendant S. Wil VanLoh, Jr. (“VanLoh”) is, and has been at all relevant times, a director of the Company. 21. Individual Defendant Dheerag Verma (“Verma”) is, and has been at all relevant times, a director of the Company. 22. Individual Defendant Blake A. Webster (“Webster”) is, and has been at all relevant times, a director of the Company. 23. The Defendants identified in paragraphs 13 through 22 are collectively referred to herein as the “Board” or the “Individual Defendants,” and together with the Company, the “Defendants.” SUBSTANTIVE ALLEGATIONS Background of the Company and the Proposed Transaction 24. Jagged Peak is an independent oil and natural gas company focused on the acquisition and development of unconventional oil and associated liquids-rich natural gas reserves in the Southern Delaware Basin, a sub-basin of the Permian Basin of West Texas. Jagged Peak’s acreage is located on large, contiguous blocks in the adjacent counties of Winkler, Ward, Reeves and Pecos, with significant oil-in-place within multiple stacked hydrocarbon-bearing formations. 25. Jagged Peak was formed in September 2016 as a wholly-owned subsidiary of Jagged Peak Energy LLC (“JPE LLC”), which was formed by an affiliate of Quantum Energy Partners (“Quantum”) and former members of Jagged Peak’s management team, to act as the holding company of JPE LLC in connection with Jagged Peak’s initial public offering, which was initiated on January 27, 2017. 26. Jagged Peak maintains a substantial portfolio of asset reserves. With approximately 75,000 net acres in the adjacent counties of Winkler, Ward, Reeves and Pecos, Jagged Peak has identified more than 2,000 drilling locations targeting significant oil-in-place within multiple stacked 5

Case 1:19-cv-10698 Document 1 Filed 11/19/19 Page 6 of 25 hydrocarbon-bearing formations. These assets are positioned to perform well due to the abundant amount of oil-in-place, stacked pay potential, low breakeven prices, attractive well economics, favorable operating environment and in-place midstream infrastructure. 27. In light of this portfolio of assets, Jagged Peak had exceptional long-term prospects prior to the announcement of the Proposed Transaction. As the Company announced in its August 9, 2019 Press Release entitled Jagged Peak Energy Inc. Announces Second Quarter 2019 Financial and Operating Results: Jim Kleckner, President and Chief Executive Officer, commented, "I am pleased with our Company's execution and performance through the first half of the year, with our DC&E costs down significantly from 2018. We continue to be intently focused on creating additional value through further reductions of these DC&E costs and preserving our high operating margins. Leveraging these efficiency gains will remain an important part of our business as we move to development projects in 2019 and 2020. During the quarter, we started operations on the six-well Coriander pad. The wells have been drilled and the completions are progressing on schedule to deliver first production in the next few weeks. Also during the quarter, we turned online two wells in the Big Tex area and have seen encouraging initial results. While it's too early to make a full assessment of these results, we remain cautiously optimistic on the future optionality of our Big Tex area." 28. Indeed, on the analyst conference call that accompanied the August 9, 2019 Press Release, Kleckner boasted that Jagged Peak’s second quarter results were “continued examples” of Jagged Peak’s execution on its strategy to remain “focused on its core competencies of operational execution by running this business as effectively as possible.” 29. Kleckner further explained that the Company was poised to achieve positive free cash flow in the near future: “By focusing on items within our control, we plan to continue to grow our asset base, keep leverage in check and get to a point where we’ll be in a position to provide free cash flow back to our investors.” 30. Thus, the Proposed Transaction comes at a time when Jagged Peak’s recent and future success was not fully reflected by its share price. The Proposed Transaction will “compensate” Jagged Peak’s stockholders with Merger Consideration that fails to adequately compensate them for 6

Case 1:19-cv-10698 Document 1 Filed 11/19/19 Page 7 of 25 the intrinsic value of their shares. 31. Despite Jagged Peak’s intrinsic value and growth prospects, the Individual Defendants are agreeing to a merger that deprives Jagged Peak’s public stockholders of the ability to partake in the Company’s individual growth and instead dilutes the value of their Jagged Peak stock with an inadequate interest in Parsley. The Individual Defendants breached their fiduciary duties owed to Jagged Peak’s stockholders by agreeing to the Proposed Transaction for the unfair Merger Consideration, and by allowing the unfair and flawed sales process to unfold in the manner that it did, which will cause Plaintiff and the Class to receive an inadequate Merger Consideration while Company insiders receive millions of dollars in severance payments and accelerated stock unit vesting and two of the Individual Defendants will be appointed to act as directors of the combined company. The Announcement of the Proposed Transaction 32. Prior to the opening of U.S. stock markets on October 14, 2019, Jagged Peak and Parsley issued a joint press release to announce the Proposed Transaction: PARSLEY ENERGY ANNOUNCES ACQUISITION OF JAGGED PEAK ENERGY IN ALL-STOCK TRANSACTION; MODEST PREMIUM ACQUISITION ENHANCES 2020 FREE CASH FLOW AUSTIN, Texas and DENVER, Oct. 14, 2019 /PRNewswire/ -- Parsley Energy, Inc. (NYSE: PE) ("Parsley," or "Parsley Energy") and Jagged Peak Energy Inc. (NYSE: JAG) ("Jagged Peak") today announced they have entered into a definitive merger agreement under which Parsley will acquire Jagged Peak in an all-stock transaction valued at approximately $2.27 billion, including Jagged Peak's net debt of approximately $625 million as of June 30, 2019. Under the terms of the agreement, Jagged Peak shareholders will receive a fixed exchange ratio of 0.447 shares of Parsley Class A common stock for each share of Jagged Peak common stock they own. This represents $7.59 per Jagged Peak share based on Parsley's closing price on October 11, 2019, and a premium of 1.5% compared to Jagged Peak's 30- day volume weighted average price and 11.2% compared to Jagged Peak's closing price on October 11, 2019. The transaction, which is expected to close in the first quarter of 2020, has been unanimously approved by each company's board of directors. Following the close of the transaction, Parsley shareholders will own approximately 77% of the combined company, and Jagged Peak shareholders will own approximately 23% of the combined company, in each case on a fully diluted basis. The all-stock transaction is intended to be tax-free to Jagged Peak shareholders. 7

Case 1:19-cv-10698 Document 1 Filed 11/19/19 Page 8 of 25 Key Transaction Highlights  Complementary, High-Margin Delaware Basin Footprint: Parsley possesses an institutional familiarity with Jagged Peak's Delaware Basin assets, with the majority of the acreage directly offsetting Parsley's legacy position. Furthermore, Jagged Peak's high- margin, oil-weighted asset base will integrate smoothly into Parsley's near-term development program. On a pro forma basis, Parsley will have approximately 267,000 net acres in the Permian, comprised of 147,000 net acres in the Midland Basin and a highly contiguous 120,000 net acre footprint in the Delaware Basin.  Accretive on Key Metrics: Parsley expects the low-premium transaction to be immediately accretive to key metrics in 2020, including: cash flow per share, free cash flow per share, cash return on capital invested, and net asset value.  Corporate Cost Optimization Accrues to Shareholders: The combination is expected to generate cash general and administrative ("G&A") savings of approximately $25 million in the first year and $40-50 million of annual savings thereafter, translating to a net present value of $250-300 million. Parsley expects this synergy to facilitate margin expansion and enhance corporate free cash flow.(1)  Additional Synergies Clearly Identified: In addition to G&A savings, Parsley has identified further synergies that are anticipated to be realized over time: o Capital Efficiency Gains: Parsley and Jagged Peak have seen material improvements in recent Delaware Basin well costs. Sustained drilling and completion efficiency improvements coupled with the supply chain advantages of optimized scale have facilitated a material reduction in Parsley's Delaware Basin well costs during 2019. Parsley estimates its current average drilling, completion and equipment cost in the Delaware Basin are $1,100-$1,150 per lateral foot. Parsley believes applying its scale advantages and employing collaborative best practices can translate to well cost savings of at least $100 per lateral foot across Jagged Peak's remaining inventory in the Delaware Basin. o Overlapping Acreage: The combination of Parsley's and Jagged Peak's acreage positions will create a highly contiguous, interlocking footprint in the Delaware Basin that allows for a more optimized lease geometry with additional extended lateral wells. Additionally, the close proximity of Jagged Peak's acreage supports additional operational efficiencies. o Expansive Company-Owned Water Infrastructure Network: Jagged Peak has invested nearly $90 million developing significant fresh and produced water infrastructure across its acreage position, which is located nearby Parsley's existing water assets. Integration of Jagged Peak's water infrastructure network increases corporate flexibility and operational scale. o Cost of Capital Advantages: Parsley believes this transaction can accelerate progress toward an investment grade credit profile, which could help facilitate opportunistic debt refinancing in the future.  Maintains Strong Balance Sheet: An all-stock transaction ensures the combined company will retain a strong balance sheet with a pro forma net leverage ratio of 1.6x LTM adjusted earnings before interest, income taxes, depreciation, depletion, amortization, and exploration expense. Parsley expects to maintain its dividend per share at current levels in the near term, 8

Case 1:19-cv-10698 Document 1 Filed 11/19/19 Page 9 of 25 with the anticipated free cash flow enhancements from this transaction expected to support increased return of capital in the future. Finally, both Parsley and Jagged Peak recently added to their respective 2020 hedge positions, and a majority of the combined company's expected 2020 oil production is subject to hedge protection. For details on Parsley and Jagged Peak's respective hedge positions, please see the presentation posted to each company's website that supplements the information in this release. Management Commentary "The combination of Parsley and Jagged Peak is a natural fit," said Matt Gallagher, Parsley's President and CEO. "Jagged Peak's oily, high-margin asset base slots in nicely to our returns- focused development approach, its acreage footprint and water infrastructure dovetails into our legacy Delaware Basin position, and its corporate culture aligns with our core values. In short, we now have a premier Delaware Basin business that rivals our foundational Midland Basin business. This transaction also creates tangible synergies that will enhance our corporate free cash flow profile and will be shared by the combined shareholder base. Ultimately, I am proud of the high level of execution Parsley has delivered throughout 2019, and I am excited by the prospects of what the combination of Parsley and Jagged Peak can deliver for shareholders in 2020." Jim Kleckner, President and Chief Executive Officer of Jagged Peak, commented, "The combined assets of Jagged Peak and Parsley Energy are a great fit that create a stronger combined Permian company. The pro-forma company provides our shareholders with premier acreage in both the Midland and Delaware sub-basins, while providing additional scale, significant operational synergies, and free cash flow in this competitive environment. Our team has made tremendous progress to increase efficiencies as we evolved to pad development on our acreage position. We look forward to working closely with Parsley to ensure that we provide an efficient changeover of asset-level institutional knowledge, so our shareholders and the shareholders of Parsley Energy can reap the maximized benefits of this transaction." S. Wil VanLoh, Jr., a Jagged Peak director and the Founder and Chief Executive Officer of Quantum Energy Partners, Jagged Peak's controlling shareholder, commented, "The inevitable consolidation in the Permian has started and Jagged Peak made a decisive move to team up with the right partner. Quantum has known Bryan, Matt and the Parsley team for many years and has tremendous respect for the industry-leading execution capabilities and top-tier rock they possess. The combination of the two companies will create a unique platform that will benefit from scale, capital allocation optionality, and peer-leading economics (IRRs, oil- weighting and netback margins) that we believe will represent one of the most compelling investment vehicles in the Permian. We look forward to partnering with the Parsley team as they mature into a Permian pure-play large cap. I would also like to thank every current and former employee of Jagged Peak for creating a great private equity success story and for positioning Jagged Peak's shareholders for continued value creation in a very tough macro energy environment. It's been an honor being your partner." Third Quarter Operational Update Activity Overview For the third quarter of 2019, Parsley expects net oil production of 91.2-91.7 MBo per day, translating to 5-6% quarter-over-quarter growth. During 3Q19, Parsley placed on production 9

Case 1:19-cv-10698 Document 1 Filed 11/19/19 Page 10 of 25 35 gross operated horizontal wells with an average working interest of approximately 95% and an average completed lateral length of approximately 10,000 feet. Parsley expects to report third quarter capital expenditures of approximately $315-325 million. Third quarter development spending decreased relative to second quarter spending, driven by lower well costs, fewer net completions, and quarter-over-quarter decreases in facilities and infrastructure spending. Preliminary Pro Forma 2020 Outlook  Parsley remains committed to a growing free cash flow profile that returns capital to shareholders. Parsley continues to use a $50 WTI oil price assumption for its baseline capital budget in 2020.  Parsley estimates that capital expenditures of $1.6-$1.9 billion will translate to oil production of 126-134 MBO per day in 2020, representing healthy year-over-year production growth. Both production and capital expenditure range estimates assume a full-year of contribution from Jagged Peak.  Parsley plans to deploy 15 development rigs and four-to-five frac spreads on average in 2020. Parsley anticipates five of its development rigs will operate in the Delaware Basin, where Parsley has seen a material reduction in well costs in 2019. Governance and Leadership The boards of directors at both Parsley and Jagged Peak have unanimously approved the transaction and recommended that their respective shareholder groups approve the transaction. Upon closing, Parsley's board of directors will be expanded to eleven directors to include two members from the current Jagged Peak board of directors. The combined company will be led by Parsley's executive management team and will remain headquartered in Austin, Texas. Timing and Approvals The transaction, which is expected to close during the first quarter of 2020, is subject to customary closing conditions and regulatory approvals, including the approval of Parsley and Jagged Peak shareholders. Jagged Peak's controlling shareholder, Quantum Energy Partners, which owns approximately 68 percent of the outstanding voting shares of Jagged Peak, has committed to vote its shares in favor of the transaction. The Preclusive Deal Protection Devices 33. To the detriment of the Company’s public shareholders, the Individual Defendants agreed, in the Merger Agreement, to certain onerous and preclusive deal protection devices that operate conjunctively to make the Proposed Transaction a fait accompli and all but ensure that the Proposed Transaction is consummated and that no competing offers emerge for the Company. 10

Case 1:19-cv-10698 Document 1 Filed 11/19/19 Page 11 of 25 34. Section 6.3 of the Merger Agreement (“No Solicitation by the Company”) is a restrictive “no-shop” provision that prohibits the members of the Board from soliciting proposals relating to alternative offers or business combinations. 35. Section 6.3 of the Merger Agreement strictly prohibits, except under extremely limited circumstances, the Individual Defendants from engaging in discussions or negotiations relating to proposals regarding alternative acquisitions or business combinations 36. Section 6.3(c) of the Merger Agreement also requires the Board to provide Parsley with written notice of any Company Competing Proposal within the shorter of one Business Day and forty-eight (48) hours of its receipt, and Section 6.3(d) further requires that the Board provide prior written notice of its intention to terminate the Merger Agreement due to receipt of a Company Superior Proposal so that Parsley may negotiate with Jagged Peak following Parsley’s receipt of a Company Superior Proposal by adjusting the terms and conditions of the Merger Agreement so that the Company Competing Proposal ceases to be a Superior Offer. 37. In addition, the Merger Agreement provides that the Company will be required to pay to Parsley a termination fee of $57,400,000.00 with respect to any termination under the No-Shop provisions of the Merger Agreement. 38. The Merger Agreement also provides that the Company will be required to pay to Parsley an expenses “reimbursement” up to $16,400,000.00 with respect to any termination of the Merger Agreement as a result of the failure to obtain approval of the Jagged Peak stockholders. 39. Ultimately, these preclusive deal protection devices restrained and continue to restrain the Company's ability to solicit or engage in negotiations with any third party regarding a proposal to acquire all or a significant interest in the Company, and further restrain the Company’s public stockholders’ ability to disapprove the Proposed Transaction. 40. Indeed, the Proposed Transaction was negotiated through a flawed and conflicted 11

Case 1:19-cv-10698 Document 1 Filed 11/19/19 Page 12 of 25 sales process pursuant to which Jagged Peak did not actually entertain any competing offers from other counterparties in spite of their interest because Jagged Peak did not perform a market check and rushed the few potential counterparties that had expressed interest in acquiring Jagged Peak without any solicitation. 41. The aggregate effect of the preclusive deal protection devices, viewed in light of the materially inadequate consideration offered for the Company’s shares in the Proposed Transaction and the flawed and conflicted sales process pursuant to which the Proposed Transaction was negotiated, supports an inference that the Board was not acting in good faith in approving the terms of the Merger Agreement. 42. Accordingly, Plaintiff seeks injunctive and other equitable relief to prevent the irreparable injury that the Company’s shareholders will continue to suffer absent judicial intervention. The Registration Statement Omits Material Information 43. On or about November 5, 2019, in order to convince Jagged Peak’s public common stockholders to vote in favor of the Proposed Transaction, the Defendants authorized the filing of the materially incomplete and misleading Registration Statement with the SEC, in violation of Sections 14(a) and 20(a) of the Exchange Act. 44. The special meeting of Jagged Peak stockholders to vote on the Proposed Transaction is forthcoming. The Individual Defendants were obligated to carefully review the Registration Statement before it was filed with the SEC and disseminated to the Company’s shareholders to ensure that it did not contain any material misrepresentations or omissions. However, the Registration Statement misrepresents or omits material information that is necessary for the Company’s shareholders to make an informed voting decision in connection with the Proposed Transaction. 45. Specifically, the Registration Statement omits two types of material information: (i) information regarding the background of the transaction and the Individual Defendants’ potential conflicts of interest, and (ii) information that renders the Company’s Financial Advisors’ fairness 12

Case 1:19-cv-10698 Document 1 Filed 11/19/19 Page 13 of 25 analysis materially false, misleading, or incomplete. A. The Registration Statement Omits Material Information Regarding the Background of the Transaction 46. The Registration Statement fails to disclose whether any potential counterparties other than Parsley were and/or remain subject to standstill obligations. Indeed, the Registration Statement states that Parsley and Jagged Peak “entered into a mutual confidentiality agreement on customary terms, including reciprocal standstill obligations” on September 3, 2019. Registration Statement, 63. However, the Registration Statement further states that Jagged Peak entered a “mutual confidentiality agreement” with Company E on September 17, 2019 but fails to disclose whether the confidentiality agreement with Company E also included standstill obligations. Id. Likewise, the Registration Statement states that Jagged Peak entered a “mutual confidentiality agreement” with Company A on September 30, 2019 but again fails to disclose whether the confidentiality agreement with Company E also included standstill obligations. Id., 65. Whether Jagged Peak entered into standstill agreements with these parties, or any other potential counterparties for that matter, is material information that must be disclosed before Jagged Peak’s public shareholders vote on the Proposed Transaction. 47. Further, assuming that any potential counterparties executed standstill obligations, the Registration Statement fails to disclose which, if any, of those standstill agreements included “Don’t Ask Don’t Waive” (“DADW”) clauses and which ones included “fall-away” provisions that terminated the standstill obligations upon Jagged Peak’s announcement of the Proposed Transaction. The Registration Statement further states that “Jagged Peak has agreed not to (and it will cause its subsidiaries not to) terminate, amend, modify or waive any provision of any confidentiality, “standstill” or similar agreement to which it or any of its subsidiaries is a party. However, prior to, but not after, the time the Jagged Peak merger proposal has been approved by the Jagged Peak 13

Case 1:19-cv-10698 Document 1 Filed 11/19/19 Page 14 of 25 stockholders, if, in response to an unsolicited request from a third party to wave any “standstill” or similar provision, the Jagged Peak board determines in good faith . . . that the failure to take such action would be inconsistent with the fiduciary duties owed by the Jagged Peak board to the stockholders of Jagged Peak under applicable law, Jagged Peak may waive such “standstill” or similar provision . . . .” Registration Statement, 151. If the standstill provisions included DADW provisions, the implication that these parties may make an “unsolicited request” that Jagged Peak waive the standstill obligations is misleading because it suggests to Jagged Peak’s public shareholders that these parties can still submit a competing proposal when they cannot do so without breaching their standstill obligations. See, e.g., In re Ancestry.com, Inc. Shareholder Litigation, Consolidated C.A. No. 7988- CS, at *26-27 (Del. Ch. Dec. 17, 2012) (Transcript Ruling) (ECF No. 10-2). 48. On October 9, 2019 and October 11, 2019, just days before the Proposed Transaction was announced, Company A and Company E, respectively “formally declined” to pursue a transaction with Jagged Peak. Registration Statement, 66. The Registration Statement fails to disclose: (i) what reasons, if any, Company A and/or Company E gave for declining to further pursue a transaction with Jagged Peak, and (ii) whether Jagged Peak gave a fast deadline for Company A or Company E to provide a proposal. As Jagged Peak and Parsley announced the Proposed Transaction just days after Company A and Company E “formally declined” to further pursue a transaction and the Registration Statement leaves open the possibility that Company A and/or Company E remain subject to standstill obligations with DADW provisions, any reasonable stockholder would wonder whether Company A and/or Company E may have made a superior offer if they had more time to develop a proposal. 49. The Registration Statement fails to provide any details regarding the “updates” that were made when Craig R. Walters, Executive Vice President and Chief Operating Officer of Jagged Peak “updated the Jagged Peak board regarding Jagged Peak’s long-range forecast” on September 26, 2019. Registration Statement, 64, 83-84. 14

Case 1:19-cv-10698 Document 1 Filed 11/19/19 Page 15 of 25 B. The Registration Statement Omits Material Information Regarding the Financial Advisors’ Fairness Analysis 50. The Registration Statement also omits material information regarding the Company’s Financial Advisors’ Fairness Opinion and the various valuation analyses that the Company’s Financial Advisors performed to render the opinion but fails to provide enough information regarding the necessary data, support for conclusions, or the existence of, or basis for, the underlying assumptions that underpin the fairness opinion. Specifically, the Registration Statement does not disclose enough information regarding the financial projections, inputs and assumptions for various financial valuations. Without this information, stockholders cannot replicate the analyses, confirm the valuations, evaluate the Financial Advisors’ opinion that the Merger Consideration is fair, or accurately assess the reliability of the Fairness Opinion. The informative value of the Fairness Opinion is not in its conclusions, but in the valuation analyses that support them. Thus, the key inputs, which are intrinsically baked into those conclusions, must also be fairly disclosed. 51. With respect to the management projections, the Registration Statement fails to disclose material information. With respect to these financial projections, directors are obligated to provide complete valuation metrics to shareholders, particularly in cash-out transactions where non- GAAP metrics were used by the banker, since such metrics are not uniformly defined and shareholders are therefore unable to assess the utility and legitimacy of the actual metrics without seeing the underlying components. Notably, the Registration Statement fails to provide all of the financial projections provided by the companies’ management and relied upon by the Company’s Financial Advisors in rendering their opinions. 52. The Registration Statement fails to provide Jagged Peak Management Projections for the pro forma combined company and Jagged Peak Management Projections for expected synergies. Page 74 of the Registration Statement states that one of the primary factors that Board “viewed as 15

Case 1:19-cv-10698 Document 1 Filed 11/19/19 Page 16 of 25 generally positive or favorable to its determination, approval and related recommendation” was the “Benefits of a Combined Company” as a result of “the potential operating synergies” between the two companies. The Registration Statement discloses the synergies expected by Parsley management but fails to disclose how Jagged Peak management adjusted the synergies projections provided by Parsley. 53. With respect to the Jagged Peak Management Projections for Jagged Peak and Parsley beginning on Page 84 and Page 86, the Registration Statement fails to provide financial projections for the following items: (i) Taxes (or tax rate), (ii) Stock-based compensation expense, (iii) Changes in net working capital, (iv) Adjusted Depreciation & Amortization, (v) Interest expense, and (vi) Any other line items used in the calculation of free cash flow. 54. Further, the Registration Statement states that RBCCM relied on projections of Calendar Year 2025 EBITDA for purposes of the Discounted Cash Flow analyses found on Pages 113 and 115 but the Jagged Peak Management Projections for Jagged Peak and Parsley beginning on Pages 84 and 86 only provide projections through Calendar Year 2024. 55. With respect to Citi’s Selected Public Companies Analyses beginning on Page 103 and Page 104, the Registration Statement fails to disclose (i) the objective criteria that Citi relied on in selecting the purportedly comparable companies, (ii) the individual trading multiples for the selected companies, (iii) the enterprise valuations of each selected company, and (iv) the Company’s projected 2019 and 2020 Cash Flow Per Share as derived by Citi. As just five (5) companies were selected as comparable to Jagged Peak and just eight (8) companies were selected as comparable to Parsley, the failure to disclose this information is misleading to investors who are left uncertain whether the results provide a fair benchmark on which to value Jagged Peak and Parsley. See, e.g., Rosenblatt v. Getty Oil Co., Case No. 5278, 1983 Del. Ch. LEXIS 570, at *71-72 (Del. Ch. Sept. 19, 1983) (rejecting analysis that used “smaller oil and gas producing companies as opposed to a major 16

Case 1:19-cv-10698 Document 1 Filed 11/19/19 Page 17 of 25 integrated company such as [the appraised company]”), aff’d, 493 A.2d 929 (Del. 1985). Further, while RBCCM’s analysis discloses individual multiples for many of the companies included in Citi’s Selected Public Companies Analyses, the multiples RBCCM derived are inconsistent with the multiples that Citi derived. Compare Registration Statement, 104 (stating that the Calendar Year 2019 and 2020 Adjusted EBITDA multiples for Parsley were 5.3x and 4.5x, respectively) with Registration Statement, 112 (stating that the Calendar Year 2020 and 2021 Enterprise Value/EBITDA multiples for Parsley were 4.3x and 4.0x, respectively). 56. With respect to Citi’s Discounted Cash Flow Analyses, (“DCF”) beginning on Page 105, the Registration Statement fails to: (i) disclose Citi’s rationale and basis for selecting a discount rate range of 9.0% to 10.3% for Jagged Peak but a discount rate range of 8.2% to 9.5% for Parsley, (ii) disclose Citi’s rationale and basis for calculating the implied terminal value ranges by applying a selected range of adjusted EBITDA multiples of 4.5x to 5.5x to Jagged Peak’s and Parsley’s fiscal year 2023 estimated adjusted EBITDA, and (iii) provide a sensitivity table that presents the derived enterprise values across the full range of discount rates, terminal values, and projected cash flows. As the analysis suggests that the Exchange Ratio may be inadequate, the Proxy is misleading without full disclosure of all of the DCF inputs and results. 57. All of this information is material to shareholders, and the omission of this information renders the summary of the Discounted Cash Flow Analysis incomplete and misleading. As one highly-respected law professor explained regarding these crucial inputs, in a discounted cash flow analysis a banker takes management’s forecasts, and then makes several key choices “each of which can significantly affect the final valuation.” Steven M. Davidoff, Fairness Opinions, 55 Am. U.L. Rev. 1557, 1576 (2006). Such choices include “the appropriate discount rate, and the terminal value…” Id. As Professor Davidoff explains: There is substantial leeway to determine each of these, and any change can markedly affect the discounted cash flow value. For example, a change in 17

Case 1:19-cv-10698 Document 1 Filed 11/19/19 Page 18 of 25 the discount rate by one percent on a stream of cash flows in the billions of dollars can change the discounted cash flow value by tens if not hundreds of millions of dollars….This issue arises not only with a discounted cash flow analysis, but with each of the other valuation techniques. This dazzling variability makes it difficult to rely, compare, or analyze the valuations underlying a fairness opinion unless full disclosure is made of the various inputs in the valuation process, the weight assigned for each, and the rationale underlying these choices. The substantial discretion and lack of guidelines and standards also makes the process vulnerable to manipulation to arrive at the “right” answer for fairness. This raises a further dilemma in light of the conflicted nature of the investment banks who often provide these opinions. Id. at 1577-78 (emphasis added). 58. With respect to Citi’s Net Asset Value Analyses beginning on Page 105, the Registration Statement fails to disclose: (i) Citi’s rationale and basis for selecting a discount rate range of 9.0% to 10.3% for Jagged Peak but a discount rate range of 8.2% to 9.5% for Parsley. 59. With respect to RBCCM’s Selected Companies Analyses beginning on Page 112 and Page 114, the Registration Statement fails to disclose the enterprise valuations of each selected company. As just eight (8) companies were selected as comparable to Jagged Peak and just twelve (12) companies were selected as comparable to Parsley, the failure to disclose this information is misleading to investors who are left uncertain whether the results provide a fair benchmark on which to value Jagged Peak and Parsley. Indeed, it appears that the selected companies for which RBCCM observed the highest multiples were selected as comparable to Parsley but not Jagged Peak, likely because their Enterprise Values were between $10 billion and $25 billion. See, e.g., Rosenblatt v. Getty Oil Co., Case No. 5278, 1983 Del. Ch. LEXIS 570, at *71-72 (Del. Ch. Sept. 19, 1983) (rejecting analysis that used “smaller oil and gas producing companies as opposed to a major integrated company such as [the appraised company]”), aff’d, 493 A.2d 929 (Del. 1985). 60. With respect to RBCCM’s Net Asset Value Analyses beginning on Page 113 and Page 114, the Registration Statement fails to fully disclose: (i) RBCCM’s rationale for selecting discount rate ranges of 9.0% to 11.0% for Jagged Peak but 8.5% to 10.5% for Parsley because it does not 18

Case 1:19-cv-10698 Document 1 Filed 11/19/19 Page 19 of 25 disclose the “size premium” applied for each of Jagged Peak and Parsley in selecting these discount rate ranges. 61. With respect to RBCCM’s Discounted Cash Flow Analyses beginning on Page 113 and Page 115, the Registration Statement fails to: (i) fully disclose RBCCM’s rationale and basis for selecting a discount rate range of 9.0% to 11.0% for Jagged Peak but a discount rate range of 8.5% to 10.5% for Parsley because it does not disclose the “size premium” applied for each of Jagged Peak and Parsley, (ii) fully disclose RBCCM’s rationale and basis for calculating the terminal value ranges by using terminal multiples ranging from 3.0x to 4.0x calendar year 2025E EBITDA but 3.50x to 4.50x calendar year 2025E EBITDA for Parsley, (iii) disclose the Calendar Year 2025E projected free cash flows on which the analyses were based, (iv) disclose the calendar year 2025E EBITDA amounts from which the terminal values were derived based on the multiples ranges that RBCCM selected, and (v) provide a sensitivity table that presents the derived enterprise values across the full range of discount rates, terminal values, and projected cash flows. 62. Finally, although the analyses performed by Parsley’s financial advisors, Tudor Pickering Holt & Co. Advisors LP (“TPH”) suggest the Proposed Transaction should provide a substantial premium for the Company’s stockholders even though the Proposed Transaction contemplates stock consideration, the fairness analyses by Jagged Peak’s Financial Advisors do not provide any research on what constitutes a typical premium in comparable transactions. Compare Registration Statement, 90 (observing Value/2019E EBITDAX trading multiples ranging from 3.2x to 6.6x) with Registration Statement, 93 (observing transaction value/one-year forward EBITDAX multiples with a mean of 6.7x in 100% equity transactions), see also Registration Statement, 96 (Premiums Paid Analysis). Given that the press release announcing the Proposed Transaction itself described the premium as “modest,” this information bears directly on the fairness of the Exchange Ratio and its omission renders the presentation of the other fairness analyses results misleading and 19

Case 1:19-cv-10698 Document 1 Filed 11/19/19 Page 20 of 25 incomplete. 63. If a proxy discloses financial projections and valuation information, such projections and valuations must be complete, accurate, and honest. The question is not simply whether there is a duty to speak, but also whether there may be liability for not having spoken enough. With regard to future events, uncertain figures, and other so-called soft information, a company may choose silence or speech elaborated by the factual basis as then known—but it may not choose half-truths. See Campbell v. Transgenomic, et al., No. 18-2198 (8th Cir., March 1, 2019) (noting that “half-truths” are actionable misrepresentations under securities laws and collecting cases). Accordingly, Defendants have disclosed some of the information related to the projections, assumptions, and inputs relied upon by Defendants’ financial advisors, but have omitted crucial line items, reconciliations, and other information. Thus, Defendants’ omission renders the projections disclosed in the Registration Statement misleading. 64. In sum, the omission of the above-referenced information renders the Registration Statement materially incomplete and misleading, in contravention of the Exchange Act. Absent disclosure of the foregoing material information prior to the upcoming shareholder vote concerning the Proposed Transaction, Plaintiff will be unable to make an informed decision regarding whether to vote in favor of the Proposed Transaction, and is thus threatened with irreparable harm, warranting the injunctive relief sought herein. COUNT I (Against All Defendants for Violations of Section 14(a) of the Exchange Act and Rule 14a-9) 65. Plaintiff incorporates each and every allegation set forth above as if fully set forth herein. 66. Section 14(a)(1) of the Exchange Act makes it “unlawful for any person, by the use of the mails or by any means or instrumentality of interstate commerce or of any facility of a national 20

Case 1:19-cv-10698 Document 1 Filed 11/19/19 Page 21 of 25 securities exchange or otherwise, in contravention of such rules and regulations as the Commission may prescribe as necessary or appropriate in the public interest or for the protection of investors, to solicit or to permit the use of his name to solicit any proxy or consent or authorization in respect of any security (other than an exempted security) registered pursuant to section 78l of this title.” 15 U.S.C. § 78n(a)(1). 67. Rule 14a-9, promulgated by the SEC pursuant to Section 14(a) of the Exchange Act, provides that proxy communications shall not contain “any statement which, at the time and in the light of the circumstances under which it is made, is false or misleading with respect to any material fact, or which omits to state any material fact necessary in order to make the statements therein not false or misleading.” 17 C.F.R. § 240.14a-9. 68. The omission of information from a proxy will violate Section 14(a) and Rule 14a-9 if other SEC regulations specifically require disclosure of the omitted information. 69. Defendants have issued the Registration Statement with the intention of soliciting the Company’s common shareholders’ support for the Proposed Transaction. Each of the Individual Defendants reviewed and authorized the dissemination of the Registration Statement, which fails to provide critical information regarding the valuation analyses performed by the Company’s Financial Advisors in support of its fairness opinion. 70. In so doing, Defendants made untrue statements of fact and/or omitted material facts necessary to make the statements made not misleading. Each of the Individual Defendants, by virtue of their roles as officers and/or directors, were aware of the omitted information but failed to disclose such information, in violation of Section 14(a). The Individual Defendants were therefore negligent, as they had reasonable grounds to believe material facts existed that were misstated or omitted from the Registration Statement, but nonetheless failed to obtain and disclose such information to the Company’s shareholders although they could have done so without extraordinary effort. 21

Case 1:19-cv-10698 Document 1 Filed 11/19/19 Page 22 of 25 71. The Individual Defendants knew or were negligent in not knowing that the Registration Statement is materially misleading and omits material facts that are necessary to render it not misleading. The Individual Defendants undoubtedly reviewed and relied upon most if not all of the omitted information identified above in connection with their decision to approve and recommend the Proposed Transaction; indeed, the Registration Statement states that the Company’s Financial Advisors reviewed and discussed its financial analyses with the Board, and further states that the Board considered the financial analyses provided by the Company’s Financial Advisors, as well as its fairness opinion and the assumptions made and matters considered in connection therewith. Further, the Individual Defendants were privy to and had knowledge of the projections for the Company and the details surrounding the process leading up to the signing of the Merger Agreement. The Individual Defendants knew or were negligent in not knowing that the material information identified above has been omitted from the Registration Statement, rendering the sections of the Registration Statement identified above to be materially incomplete and misleading. Indeed, the Individual Defendants were required to, separately, review the Company’s Financial Advisors’ analyses in connection with their receipt of the fairness opinions, question the Company’s Financial Advisors as to its derivation of fairness, and be particularly attentive to the procedures followed in preparing the Registration Statement and review it carefully before it was disseminated, to corroborate that there are no material misstatements or omissions. 72. The Individual Defendants were, at the very least, negligent in preparing and reviewing the Registration Statement. The preparation of a proxy statement by corporate insiders containing materially false or misleading statements or omitting a material fact constitutes negligence. The Individual Defendants were negligent in choosing to omit material information from the Registration Statement or failing to notice the material omissions in the Registration Statement upon reviewing it, which they were required to do carefully as the Company’s directors. 22

Case 1:19-cv-10698 Document 1 Filed 11/19/19 Page 23 of 25 Indeed, the Individual Defendants were intricately involved in the process leading up to the signing of the Merger Agreement and preparation and review of the Company’s financial projections. 73. The Company is also deemed negligent as a result of the Individual Defendants’ negligence in preparing and reviewing the Registration Statement. 74. The misrepresentations and omissions in the Registration Statement are material to Plaintiff, who will be deprived of his right to cast an informed vote if such misrepresentations and omissions are not corrected prior to the Shareholder Vote. Plaintiff has no adequate remedy at law. Only through the exercise of this Court’s equitable powers can Plaintiff be fully protected from the immediate and irreparable injury that Defendants’ actions threaten to inflict. COUNT II (Against the Individual Defendants for Violations of Section 20(a) of the Exchange Act) 75. Plaintiff incorporates each and every allegation set forth above as if fully set forth herein. 76. The Individual Defendants acted as controlling persons of the Company within the meaning of Section 20(a) of the Exchange Act as alleged herein. By virtue of their positions as officers and/or directors of the Company, and participation in and/or awareness of the Company’s operations and/or intimate knowledge of the incomplete and misleading statements contained in the Registration Statement filed with the SEC, they had the power to influence and control and did influence and control, directly or indirectly, the decision making of the Company, including the content and dissemination of the various statements that Plaintiff contends are materially incomplete and misleading. 77. Each of the Individual Defendants was provided with or had unlimited access to copies of the Registration Statement and other statements alleged by Plaintiff to be misleading prior to and/or shortly after these statements were issued and had the ability to prevent the issuance of the 23

Case 1:19-cv-10698 Document 1 Filed 11/19/19 Page 24 of 25 statements or cause the statements to be corrected. 78. In particular, each of the Individual Defendants had direct and supervisory involvement in the day-to-day operations of the Company, and, therefore, is presumed to have had the power to control or influence the particular transactions giving rise to the Exchange Act violations alleged herein, and exercised the same. The Registration Statement contains the unanimous recommendation of each of the Individual Defendants to approve the Proposed Transaction. They were thus directly involved in preparing this document. 79. In addition, as the Registration Statement sets forth at length, and as described herein, the Individual Defendants were involved in negotiating, reviewing, and approving the Proposed Transaction. The Registration Statement purports to describe the various issues and information that the Individual Defendants reviewed and considered. The Individual Defendants participated in drafting and/or gave their input on the content of those descriptions. 80. By virtue of the foregoing, the Individual Defendants have violated Section 20(a) of the Exchange Act. 81. As set forth above, the Individual Defendants had the ability to exercise control over and did control a person or persons who have each violated Section 14(a) and Rule 14a-9 by their acts and omissions as alleged herein. By virtue of their positions as controlling persons, these Defendants are liable pursuant to Section 20(a) of the Exchange Act. As a direct and proximate result of Individual Defendants’ conduct, Plaintiff will be irreparably harmed. 82. Plaintiff has no adequate remedy at law. Only through the exercise of this Court’s equitable powers can Plaintiff be fully protected from the immediate and irreparable injury that Defendants’ actions threaten to inflict. PRAYER FOR RELIEF WHEREFORE, Plaintiff prays for judgment and relief as follows: 24

Case 1:19-cv-10698 Document 1 Filed 11/19/19 Page 25 of 25

A. Preliminarily enjoining Defendants and all persons acting in concert with them from proceeding with the Shareholder Vote or consummating the Proposed Transaction, unless and until the Company discloses the material information discussed above which has been omitted from the Registration Statement;

B. Directing the Defendants to account to Plaintiff for all damages sustained as a result of their wrongdoing;

C. Awarding Plaintiff, the costs and disbursements of this action, including reasonable attorneys' and expert fees and expenses; and

D. Granting such other and further relief as this Court may deem just and proper.

JURY DEMAND

Plaintiff demands a trial by jury on all issues so triable.

Dated: November 19, 2019

MONTEVERDE & ASSOCIATES PC

By: */s/ Juan E. Monteverde*
Juan E. Monteverde (JM-8169)
The Empire State Building
350 Fifth Avenue, Suite
4405 New York, NY 10118
Tel:(212) 971-1341
Fax:(212) 202-7880
Email: jmonteverde@monteverdelaw.com

Attorneys for Plaintiff

OF COUNSEL:

ADEMI & O'REILLY, LLP
Guri Ademi
Jesse Fruchter
3620 East Layton Avenue
Cudahy, Wisconsin 53110
Tel: (414) 482-8000
Fax: (414) 482-8001
Email: gademi@ademilaw.com
jfruchter@ademilaw.com

Attorneys for Plaintiff

25